Company Update January 11, 2016 Exhibit 99.1

Legal Disclaimer This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including uncertainties associated with the development, regulatory approval, manufacture, launch and acceptance of new products, completion of clinical studies and the results thereof, the ability to establish strategic alliances and execute on business alliances or initiatives, progress in research and development programs, intellectual property, third-party relationships, regulatory oversight and developments, potential market acceptance of new products, financial results, adequacy and duration of capital resources and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. None of the Company’s product candidates discussed in this presentation have been approved by the FDA or any other regulatory agency. Actual results may differ materially from the results anticipated in our forward-looking statements. We caution investors that forward-looking statements reflect our analysis only on their stated date. We do not intend to update them except as required by law.

Preclinical Phase 1 Phase 2 Phase 3 NDA Approved SUSTOL® HTX-019 SUSTOL LCM HTX-011 Status of Product Portfolio Acute and Delayed Nausea and Vomiting Associated HEC and MEC IV NK1 for CINV Prevention Long-Acting Bupivacaine + Meloxicam for Post-Op Pain BE Study Underway – Developing with 505(b)(2) Pathway – Phase 2 & 3 should not be required; NDA Submission Expected 2H16 Phase 2 Studies In Multiple Surgical Models Underway Improved formulation potentially delivering multiple CINV agents Because SUSTOL is under active review, we will not discuss the NDA or answer any questions regarding the NDA

CINV Franchise

SUSTOL® SUSTOL® (granisetron) Injection, extended release, is a long-acting, injectable product for the prevention of chemotherapy-induced nausea and vomiting (CINV) 1,341-patient, randomized, controlled, Phase 3 study demonstrated activity in acute and delayed CINV after moderately emetogenic chemotherapy (MEC), and acute CINV after highly emetogenic chemotherapy (HEC) MAGIC: Complete Response in delayed nausea and vomiting in patients receiving HEC was significantly greater with the SUSTOL-based, three-drug regimen compared to standard-of-care. Significantly more patients had no nausea or infrequent nausea with SUSTOL and SUSTOL patients reported a significantly greater satisfaction with therapy SUSTOL, as part of a three-drug regimen, is the first 5-HT3 antagonist to demonstrate superiority to a standard-of-care, three-drug regimen in delayed nausea and vomiting in patients receiving HEC NDA resubmitted to FDA July 17, 2015 PDUFA goal date January 17, 2016 Because SUSTOL is under active review, we will not discuss the NDA or answer any questions regarding the NDA

SUSTOL Has the Potential to be the Next Generation 5-HT3 Receptor Antagonist 5-HT3 RAs 1st generation 2nd generation 3rd generation Products ondansetron granisetron palonosetron SUSTOL Duration of action Short acting ~ 8 hr half-life Longer acting ~40 hr half-life Long acting PK profile 5-7 days Indications Prevention of CINV in emetogenic chemo including high-dose cisplatin MEC – acute & delayed CINV HEC – acute CINV MEC – acute & delayed CINV HEC – acute & delayed CINV* *Obtaining an indication for delayed nausea and vomiting after HEC will be based on FDA’s assessment of MAGIC trial results

HTX-019 HTX-019 is a proprietary intravenous (IV) formulation of aprepitant, an NK1 receptor antagonist and is distinguished from EMEND IV®, the only IV NK1 receptor antagonist presently approved in the U.S., in that it does not contain polysorbate 80, which may cause infusion site reactions, hypersensitivity or other adverse reactions in some patients. Bioequivalency study comparing HTX-019 to EMEND IV (fosaprepitant) conducted in late 2015, pk analyses underway Rapid development utilizing the 505(b)(2) registration pathway is anticipated to achieve NDA submission in 2H2016 Direct competitor to the approximately 1 million units of EMEND IV used annually

HTX-019 Demonstrated Bioequivalence to Fosaprepitant

HTX-019 Potential Tolerability Benefit Fosaprepitant is currently the only injectable NK1 RA approved in the U.S. Fosaprepitant contains polysorbate 80, which may cause: Hypersensitivity reactions, including flushing, itching or shortness of breath, and has the potential to cause severe anaphylaxis reactions Infusion site reactions, including infusion site pain, erythema, swelling, superficial thrombosis, infusion site hives, and phlebitis/thrombophlebitis In review of cancer drugs containing polysorbate 80, hypersensitivity reactions linked to at least 23 deaths in spite of premedication HTX-019 does not contain polysorbate 80 and may have a lower incidence of certain adverse reactions than reported with fosaprepitant Sources: Leal et al, Support Care Cancer, 22:1313–1317, 2014; Norris et al, Community Oncology, 7:425-428, 2010 SAFETY BENEFIT NOW CONFIRMED

HTX-019 vs EMEND IV Human BE Study: HTX-019 Shows Clear Safety Advantage 100 subjects received HTX-019 and EMEND IV in standard cross-over design SAFETY HTX-019 EMEND IV All AEs 28% 56% AEs considered at least possibly related 20% 52% Moderate AEs 0 6% Hypersensitivity Reactions 0 3% Premature Discontinuations 0 2% Conclusion: HTX-019 was clearly better tolerated than EMEND IV, with 62% fewer AEs at least possibly related to treatment, no AEs of greater than mild severity, no premature discontinuations and no hypersensitivity reactions

CINV Franchise Commercial Opportunity

The Management of CINV Remains a Significant Clinical Challenge Despite treatment with existing therapies, many patients experience breakthrough CINV particularly in the delayed phase (days 2-5) CINV has a high clinical burden – impacting patients’ QOL and cancer treatment Historically, there have been no single-agent 5-HT3 antgonists indicated to prevent delayed CINV in HEC (including palonosetron) HCPs cite the need for new therapies that deliver long-acting CINV prevention in both MEC and HEC Source: IPSOS Q2 2015 Cancer Tracking In the U.S., over 1 million people receive CINV therapy each year On average, they each receive 5-6 cycles of CINV therapy Million patients receive cancer treatment 2.4 Million patients receive chemotherapy 1.3 Million patients receive CINV therapy 1 Unmet Need

Despite Available Therapies, a Large Percentage of Patients Experience Breakthrough CINV

% of MEC/HEC patients with breakthrough CINV despite prophylaxis
Community practice observational study



Percent of patients experiencing CINV
70%
60%
50%
40%
30%
20%
10%
0%
51%
46%
(n=132)
(n=610)
HEC
MEC

Data from a prospective observational study enrolling chemotherapy-naive patients who received single-day HEC or MEC at four oncology practice networks, all using electronic medical record (EMR) systems, in Georgia, Tennessee, and Florida. CINV = emesis or clinically significant nausea on days 1-5. For HEC=5-HT3+NK-1+CS on Day 1; NK-1 on Days 2-3; CS on Days 2-4; For MEC=5-HT3+NK-1+CS on Day 1; 5-HT3, NK-1, or CS on Days 2-3

Source: Gilmore JW et al. *J Oncol.* 2014;10:68-74.

% of MEC/HEC patients with breakthrough CINV despite prophylaxis
Physician perception



50%
50%
Experience breakthrough CINV
Don't experience breakthrough CINV

Source: Instar Market Research, Dec 2015, N=75 oncologists

13

CINV Has a High Clinical Burden – Impacting Patients’ QOL and Cancer Treatment Sun CC et al. Support Care Cancer. 2005;13:219-227. Van Laar ES et al. Support Care Cancer. 2015;23:151-7 1.00 0.80 0.60 0.40 0.20 0.0 Alopecia Depression Sexual dysfunction Constipation Fatigue Peripheral neuropathy Febrile neutropenia Diarrhea Mucositis CINV Median visual analog scale (VAS) score VAS scored from 0 to 1 where 0 is the least favorable and 1 is the most acceptable/favorable More acceptable Worst Patients identified CINV as the side effect of chemotherapy they most wanted to avoid CINV commonly disrupts patients’ cancer treatment 32% of oncology HCPs delayed or discontinued chemotherapy due to CINV within the prior year

87% of Oncologists Believe New Agents are Needed to Address Unmet Needs in CINV Prevention % of respondents CINV agent that effectively prevents both acute and delayed CINV CINV agent that effectively prevents delayed CINV in patients receiving HEC CINV agent with a long-acting formulation CINV agent that effectively prevents delayed CINV in patients receiving MEC CINV agent that has positive economic impact for practice CINV agent that is administered subcutaneously I do not believe there are unmet needs in CINV prevention 87% Source: Instar Market Research, Dec 2015, N=75 oncologists Unmet Needs In Prevention of CINV

Because the study was designed to show non-inferiority, P=NS indicates that the endpoint of non-inferiority was reached, and that SUSTOL was as effective as IV palonosetron Raftopoulos H et al. Support Care Cancer. 2014 Epub; Sep 2:1-10; Fig 2; p6 col2, ¶5. Although not statistically significant, there was a trend favoring SUSTOL vs. palo in preventing delayed CINV in HEC, signaling an opportunity that led to the MAGIC study 64.7% 0 10 20 30 40 50 60 70 80 90 100 Delayed CINV Complete Response (%) SUSTOL Ondansetron 56.6% P = 0.014 MAGIC STUDY SUSTOL is the first and only 5-HT3 to demonstrate superiority vs. another in HEC STUDY C2006 SUSTOL was non-inferior to IV palonosetron in preventing acute and delayed CINV in MEC and acute CINV in HEC In overall population, 14.2% relative improvement with SUSTOL vs ondansetron (95% CI, 1.7 to 14.4 P=0.014) In cisplatin randomization stratum, 19.4% relative improvement with SUSTOL vs ondansetron (95% CI, 1.4 to 22.7 P=NS) Source: Heron data on file MEC HEC Across 2 Phase 3 Studies, SUSTOL Was Effective in Preventing Acute and Delayed CINV in MEC and HEC

MAGIC is the First Pivotal HEC Trial to Incorporate a Guideline-Recommended 3-Drug Regimen in Both Arms HEC Studies   Study Arm   Comparator Arm Delayed CR Absolute Difference Relative Difference SUSTOL* (SC)1 3 drug 3 drug 8.0% 14.2% NEPA* (PO)2 3 drug 2 drug 7.4% 10.6% NEPA (PO)2 3 drug 2 drug 10.3% 12.9% Rolapitant* (PO)3 3 drug 2 drug 9.8% 15.7% Rolapitant (PO)3 3 drug 2 drug 14.3% 24.5% Rolapitant (PO)3 3 drug 2 drug 8.2% 13.2% *Predominately anthracycline/cyclophosphamide 1 Heron data on file; 2 NEPA PI; 3 rolapitant PI In MAGIC, the efficacy advantage of SUSTOL vs. the standard-of-care 5-HT3 was similar to the benefit shown in recent trials of adding an NK-1 SUSTOL is the first 5-HT3 to demonstrate superiority vs. another in HEC 3 drug = 5-HT3 receptor antagonist, NK-1 receptor antagonist, dexamethasone 2 drug = 5-HT3 receptor antagonist, dexamethasone

More Than 80% of Oncologists Found the MAGIC Trial Design and Results to be Clinically Meaningful

Clinically relevant design: The trial's 3-drug vs. 3-drug design is more clinically relevant than those with a 3-drug vs. 2-drug design



81%
0%
20%
40%
60%
80%
100%
% Strongly agree or agree

Mean score

4.0

1 = Strongly disagree
2 = Disagree
3 = Neither agree nor disagree
4 = Agree
5 = Strongly agree

Clinically meaningful results: the 8.1% absolute CR difference (*P*=.014) makes Product X the first 5-HT_3 to show superiority vs. another in HEC



84%
0%
20%
40%
60%
80%
100%
% Highly meaningful or meaningful

Mean score

4.0

Scale 1-5 where 1 is not at all meaningful and 5 is highly meaningful

Source: Instar Market Research, Dec 2015, N=75 oncologists

18

HERON THERAPEUTICS

SUSTOL was Rated Higher than Aloxi® on Most Clinical Attributes Including Those That Influence Product Choice the Most 4.4 Ability to prevent delayed CINV 4.4 Ability to prevent CINV in HEC 4.3 Safety 4.3 Ability to prevent CINV in MEC 4.3 Efficacy in reducing breakthrough CINV and rescue medication usage 4.3 Ability to prevent acute CINV 4.2 Provides extended duration of action 4.1 Can be used across a wide variety of chemotherapy patients 3.7 Convenient dosing / administration SUSTOL vs. Aloxi Product Attribute Ratings Attribute influence on product choice Higher Lower % rating product > 8 (on scale 0-10) Scale 1-5 where 1 is not at all important and 5 is very important Source: Instar Market Research, Dec 2015, N=75 oncologists

The Branded 5-HT3 Market (Aloxi) Consists of 2.6 Million Units Aloxi EMEND Source: Symphony Health Solutions data, 2015

4.0 3.9 3.4 3.0 2.9 % of respondents Mean Score (1-4) Despite No Promotion to Date, Significant Awareness of SUSTOL Exists Among Oncologists Surveyed Awareness of CINV products Source: Instar Market Research, Dec 2015, N=75 oncologists

Heron’s Commercial Plans will Address Traditional Launch Barriers for Providers, Patients, and Payers Objectives The Heron Approach Providers Establish SUSTOL as preferred agent Differentiated ER technology and broadest clinical data set Robust in-office and peer-to-peer education via multiple channels Antiemetic guidelines inclusion Create “coverage confidence” Best-in-class reimbursement support services Extended payment terms Innovative “stand by your drug” program (qualified payer denials) Build differentiated value proposition Performance-based contract that delivers sustained value Patients Educate & optimize access Comprehensive in-office and on-line educational resources Zero patient co-pay for commercially insured patients Strong uninsured patient program Payers Optimize access Compelling value story (clinical data, guidelines, HEOR data) Proactive payer engagement with traditionally restrictive plans Engagement between community practices and regional payers

U.S. Commercial Organization Has Been Built and is Poised for Launch Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Commercial leadership in place Field leadership established MSL team established Sales and nurse educator teams established Payer account team established FCS Ongoing interactions with key oncology practices, GPOs, distributors and payers Training and Launch Prep

SUSTOL Pricing Strategy Will Consider CINV Product Benchmarks

Product	WAC
AKZYNEO (NEPA) (300-0.5mg capsule)	$499.80
EMEND (aprepitant) (TriPack – 1x 120mg and 2x 80mg)	$539.60
VARUBI (rolapitant) (2x 90mg tablet)	$533.00
ALOXI (palonosetron) (0.25mg/5mL vial)	$434.00
EMEND IV (fosaprepitant) (150mg vial)	$268.52

Source: BluePrint Market Research, Dec 2015

24

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

Post-Operative Pain Program

Biochronomer® Bupivacaine Superior to EXPAREL® at 24-72 Hours Study #1; All studies used the post-operative pain model in pigs from Castle et al, 2013 EPJ Study #2 used the human dose of EXPAREL with 40% smaller incision Pig Post-Operative Pain Model (n=4 pigs)

Local Anesthetics Exist in a Balance Between Water-Soluble and Lipid-Soluble Forms The acidic environment associated with inflammation shifts the balance further to the left, resulting in far less drug penetrating the nerve membrane and reduced anesthetic effects. With a pKa of 8.1, bupivacaine is very sensitive to reduced pH Acidic Environment Shifts the Balance to Ionized Form Unable to Penetrate Nerve Cell Membrane Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006 BUPH+ BUPN + H+ BUPH+ BUPN + H+ Nerve Cell Membrane

HTX-011 Significantly Superior to EXPAREL at 24-72 Hours Study #1; All studies used the post-operative pain model in pigs from Castle et al, 2013 EPJ Study #2 compared <½ expected human dose of Biochronomer bupivacaine/meloxicam formulation to the human dose of EXPAREL (40% smaller incision used with EXPAREL) Pig Post-Operative Pain Model (n=4 pigs)

A Randomized, Placebo-Controlled, Double-Blind, Phase 2 Study of HTX-011 in the Management of Post-Operative Pain in 64 Patients Undergoing Bunionectomy

Phase 2a Bunionectomy Study Design Placebo - All subjects pooled for endpoint analysis Part A (n=10), Part B (n=10) Part B - HTX-011 400 mg bupivacaine (n=20) Part A - HTX-011 200 mg bupivacaine (n=20) Primary Endpoint SPI 0-24 hrs Secondary Endpoints SPI 0-48 & 24-48 hrs SPI 0-72 & 48-72 hrs SPI 0-96 & 72-96 hrs % of patients pain free Time to first use of opiate rescue medications % of patients who received no opiate rescue medication through 72 hrs Subjects requiring bunionectomy Screening Treatment (96-hour evaluation) SPI = Summed Pain Intensity score Efficacy assessments: Pain intensity scores (NPRS) using 0-10 point scale at 1, 2, 4, 6, 8, 10, 12, 14, 18, 24, 30, 36, 42, 48, 54, 60, 72, 78, 84, and 96 hours after administration of study medication Patient’s global assessment of pain control at 24, 48, 72, and 96 hours after administration of study medication Percent of patients who are pain free, use of rescue medication, and nausea assessments (NNRS) at 6, 24, 48 and 72 hours after administration of study medication

Historical Context: Exparel Pivotal Bunionectomy Study Source: FDA Clinical Review of NDA 022-496, page 48

Pain Intensity Difference at 200 mg *Standard LOCF method used to account for use of rescue medications from Golf et al, Adv Ther, 28(9):776-788, 2011 SPID0-24 -25%, p=0.022

Pain Intensity Difference at 400 mg



7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Mean Pain Intensity Score*
SPID$_{24-48}$
-38%, p=0.0176
HTX-011 400 mg
Placebo
SPID$_{0-24}$
-69%, p<0.0001
SPID$_{0-48}$
-52%, p<0.0001
SPID$_{0-72}$
-40%, p=0.0064
0
10
20
30
Hours
40
50
60
70

*Standard LOCF method used to account for use of rescue medications from *Golf et al, Adv Ther, 28(9):776-788, 2011*

33

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

Historical Context: Percent of Patients Pain Free, Cross-Study Comparison to Exparel Source: Golf et al, Adv Ther, 28(9):776-788, 2011

Mean Time to First Use of Opiate Rescue Medication Placebo HTX-011 200 mg HTX-011 400 mg 8.2 hours 20.8 hours p=0.15 48.2 hours p<0.0001 Cross-study comparison: Mean time with Exparel was 7.2 hours versus 4.3 hours on placebo Source: Golf et al, Adv Ther, 28(9):776-788, 2011 488% longer time to first use of rescue medications with 400 mg dose compared to placebo

Historical Context: Percent of Patients Who Received No Opiate Rescue Medication, Cross-Study Comparison to Exparel Source: Golf et al, Adv Ther, 28(9):776-788, 2011

Pain Intensity NOT Adjusted for Opiate Use: HTX-011 Significantly Better Than Unlimited Opiates* SPID0-72 p=0.0051 SPID0-48 p=0.0001 SPID0-24 p<0.0001 *Patients were permitted to take 5 mg oxycodone every 2 hours as needed for pain; data not adjusted for opiate use

Preliminary Safety HTX-011 was generally well tolerated The most common adverse events were: headache, nausea, vomiting, constipation, erythema, cellulitis, dizziness, and hypoxia, none of which were considered drug-related

HTX-011b: Second Formulation with Distinct Properties HTX-011b is our second formulation with greater volume (potentially up to 20 ml) Phase 1 study in healthy volunteers showed: Therapeutic drug levels achieved faster Higher drug levels achieved First cohort of Phase 2 study in 5 patients undergoing bunionectomy demonstrated 200 mg of HTX-011b comparable to 400 mg of HTX-011

HTX-011b is a Higher Volume Formulation (Potentially up to 20 ml) Hours Mean Bupivacaine Plasma Concentrations* (ng/mL) *From Phase 1 Study in healthy volunteers

Pain Intensity: HTX-011b 200 mg vs. HTX-011 400 mg *Not adjusted for use of rescue medications

HTX-011 Clinical Development Program Study 203 – Abdominoplasty with HTX-011b Study 207 – Pilot bunion with HTX-011b, HTX-002*, bupivacaine solution Study 202 – Hernia Repair 2H15 1H16 2H16 Study 206 – Pilot hernia with HTX-011b, HTX-002* Phase 2/3 with HTX-011b, HTX-002, bupivacaine EoP2 Pilot studies are designed to confirm our sample size projections in the Phase 2/3 HTX-002 is HTX-011 minus the meloxicam; will be added to protocols by amendment

Long-Acting Injectable Products Contain Many Times the Single Dose HTX-011 is at the Low End of the Range

> 72 hour Duration of Action Seen as “Ideal” by Physicians, With 48 hours Minimally Acceptable Ideal Duration of Efficacy for Long-Acting Local Anesthetic Minimally Acceptable Duration of Efficacy for Long-Acting Local Anesthetic Source: Decision Resources Post-Operative Pain Physician Research Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)

Across Procedures, Many MDs Expect the Use of Long-Acting Local Anesthetics to Increase Use of Long-Acting Local Anesthetics in the Future, by Procedure Percentage of physicians indicating how frequently they expect to use long-acting local anesthetics in the future “Minimizing opioid use by using long-acting local anesthetics is the trend. I think the long-acting local anesthetics have great promise in the future.” – General surgeon Source: Decision Resources Post-Operative Pain Physician Research Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)

Financial Summary Summary Statement of Operations (In thousands, except per share data) Nine Months Ended September 30, 2015 Revenue $ – Operating expenses 65,865 Other income (expenses) (484) Net loss $ (66,349) Net loss per share1 $ (2.07) Condensed Balance Sheet Data (In thousands) September 30, 2015 Cash and cash equivalents $ 152,989 Total assets $ 158,151 Total stockholders’ equity $ 141,701 1 Based on 32.1 million weighted average common shares outstanding for the period ended September 30, 2015 $128.2M raised June 2015 (net proceeds)

Condensed Balance Sheet Data – December 31, 2015 Condensed Balance Sheet Data (In thousands, Unaudited) As of December 31, 2015 Cash and cash equivalents $ 131,000 Current cash resources expected to fund operations through 2016, including potential SUSTOL commercial launch